Subsequent events	12 Months Ended
Dec. 31, 2013
Subsequent events [Abstract]
Subsequent events

16. Subsequent events

a) On February 27, 2014, the Group granted options with an exercise price of US$15.95 to purchase an aggregate of 138,200 Class A ordinary shares of the Company and 59,400 restricted share units to certain employees under the 2010 Plan and 2013 Plan. Under the February 2014 grant, all options and restricted share units were to be vested over four years, one fourth (1⁄4) of which shall vest and become exercisable upon the first anniversary of the date of grant and the remaining shall vest monthly thereafter in 36 equal monthly installments.

b) The Company completed its follow-on public offering of American depositary shares ("ADSs") by the Company and certain selling shareholders on April 2, 2014, and the underwriters exercised their over-allotment option granted from the selling shareholders on April 1, 2014. As a result of these transactions, the Company issued and sold 2,000,000 ADSs and the selling shareholders sold an aggregate of 4,000,000 ADSs and 900,000 additional ADSs for the over-allotment at the price of US$38.00 per ADS. The registration statement relating to these securities was declared effective by the U.S. Securities and Exchange Commission (the "SEC") on March 27, 2014.

The net proceeds received by the Company, after deducting underwriter commissions, amounted to approximately US$71.6 million. The Company did not receive any proceeds from the sale of the ADSs by the selling shareholders.